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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2008

U. S. Precious Metals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Celebration Blvd., Suite A, Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 566-9689

5821 Tanagerside Road, Lithia, Florida 33547

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

        240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

        240.13e-4(c))

SEC 873  (11-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM 5.02.

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;

ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective April 23, 2008 and April 25, 2008, the Board of Directors of U. S. Precious Metals, Inc., a Delaware corporation ("USPR" or the “Company”), once again restructured its existing management for the purpose of making an effort to be better prepared for anticipated future growth, and made the following appointments:

•

Jack Kugler as Chief Executive Officer and a Director (effective April 23, 2008);

•

Jesus M. Oliveras as Chief Financial Officer (effective April 25, 2008); and

•

Daniel Conte as a Director (effective April 25, 2008).

In connection with these appointments, on April 23 and 25, 2008, respectively, Jack Wagenti resigned as Chief Executive Officer, and Peter Toscano resigned as Chief Financial Officer. Mr. Wagenti remains as the Chairman of the Board of Directors, and Mr. Toscano remains as a Director and the Secretary/Treasurer.

Mr. Kugler (aged 69) prior to his appointments with USPR, served as Executive Vice President and Director of Mirror Image Internet Inc. from October 2000 to 2008, where he was responsible for managing financial operations and investor relations for the company. Mirror Image offers distributed Internet content delivery, streaming media, and Web computing services. The company operates more than a dozen data centers around the world serving content to end users for such customers as the American Museum of Moving Image, Barewalls.com, Forbes.com, Orvis, Pacific Sunwear, REI, and TargetSaver.com. Mirror Image was founded in 1996.

Prior to joining Mirror Image Internet Inc., since 1992, he was Executive Vice President of the Government Securities Department at Daiwa Securities America Inc. From 1984 to 1992, he served as Executive Vice President and was a Member of the Board of Directors at Drexel Burnham Lambert Inc. and Chairman of Drexel Burnham Lambert Government Securities Inc. From 1977 to 1984 Mr. Kugler was Chairman of the government securities division of Merrill Lynch. Mr. Kugler also served as a General Partner in Fixed Income at Salomon Brothers for 20 years beginning 1957.

Mr. Kugler attended the Baruch School of Business at the City College of New York and received an Honorary Doctorate of Business Administration degree from Hawthorne College at Antrim, N.H. in 1980. He is a member of the Washington Quarterly Roundtable of the Center for Strategic and International Studies of Washington, D.C.

The Company has not executed a formal employment contract with Mr. Kugler. However, at this time, it has been agreed that his annual compensation will be will be nominal, i.e. $10,400. In addition, in connection with his appointment, Mr. Kugler was granted an option under the Company’s 2007 Equity Compensation Plan to purchase 1,000,000 shares of the Company’s common stock at $.90 per share. This grant is conditioned upon the plan being approved by shareholders prior to December 31, 2008.

There are no family relationships between Mr. Kugler and any other executive officers or directors of USPR. Other than the aforementioned conditional option grant, there have been no transactions during USPR’s last two fiscal years, or any currently proposed transaction, or series of similar transactions, to which USPR was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Kugler had or will have a direct or direct material interest.

Mr. Oliveras (aged 49) is also the Controller for International Power Group Ltd. since 2007. He has been associated in the past with companies such as Ernst & Young, Pueblo International and Citibank. Prior to joining International Power, he was the Director of Operations for the Ana G. Mendez University Systems where he is also adjunct professor in the area of finance and accounting. Mr. Oliveras has also been associated with companies such as Orange County Utilities, Centex Mortgage Company, and Goldstar Products, Inc., where he managed accounting and finance functions. Mr. Oliveras counts with ample experience in the accounting and finance fields, with publicly registered companies with global operations.

Mr. Oliveras attended the Wayne Huizenga School of Business and Entrepreneurship and Nova Southeastern University where he received his Masters in International Business Administration. Mr. Oliveras also attended the Inter American University where he received his Bachelor of Business Administration, Accounting & Finance

The Company has not executed a formal employment contract with Mr. Oliveras. However, at this time, it has been agreed that he will not receive a salary for his services as Chief Financial Officer. In connection with his appointment, Mr. Oliveras was issued 10,000 shares of the Company’s common stock.

There are no family relationships between Mr. Oliveras and any other executive officers or directors of USPR. There have been no transactions during USPR’s last two fiscal years, or any currently proposed transaction, or series of similar transactions, to which USPR was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Oliveras had or will have a direct or direct material interest.

Mr. Conte has been a medical doctor for more than 40 years. Presently, he is an Associate Attending Physician at the Hackensack University Medical Center, Hackensack, NJ, and an Associate Attending Physician at St. Mary's Hospital, Passaic, NJ. From 1965 to 2008, Dr. Conte has been Chief Medical Officer for the Garfield Board of Education. Also, Dr. Conte was Chief Medical Examiner for John Hancock and Prudential Insurance from 1982 to 2003. Dr. Conte was member of the Board of Directors of the Towne Center Bank, Lodi, NJ from 2001 to 2003.

Dr. Conte's professional affiliations are: American Osteopathic Association, Bergen Passaic Medical Osteopathic Physicians and Surgeons, American College of Family Practice and New Jersey Association of Osteopathic Physicians and Surgeons.

Dr. Conte attended Villanova University (1953-1957) where he received his Bachelor of Science degree. Dr. Conte also attended Kirksville College of Medicine and Surgery (1959-1963). Dr. Conte served his Internship at the Doctor's Hospital, Columbus, Ohio.

In connection with his appointment, Dr. Conte was granted an option under the Company’s 2007 Equity Compensation Plan to purchase 1,000,000 shares of the Company’s common stock at $.90 per share. This grant is conditioned upon the plan being approved by shareholders prior to December 31, 2008.

There are no family relationships between Dr. Conte and any other executive officers or directors of USPR. Other than the aforementioned conditional option grant, there have been no transactions during USPR’s last two fiscal years, or any currently proposed transaction, or series of similar transactions, to which USPR was or is to be a party, in which the amount involved exceeds $60,000 and in which Dr. Conte had or will have a direct or direct material interest.

The April 23 and 25, 2006 press releases announcing the above mentioned appointments are attached herein as Exhibits 99.1 and 99.2, and incorporated by reference herein.

Item 9.01

Financial Statements and Exhibits.

c) Exhibits.

1.1

April 23, 2008 Press Release

1.2

April 25, 2008 Press Release

Signatures.

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned, thereunto duly authorized.

U. S. PRECIOUS METALS, INC.

Date:    April 29, 2007

By:

/s/ Jack Kugler

------------------------------------------

Jack Kugler, Chief Executive Officer

Exhibit 99.2 April 23, 2008 Press Release U.S. Precious Metals Appoints New CEO/Director

CELEBRATION, Fla., Apr 23, 2008 (BUSINESS WIRE) -- U.S. Precious Metals, Inc. (USPR.OB OTCBB) today announced the appointment of Michael Jack Kugler as Chief Executive Officer and Director. Speaking on behalf of the Board of U.S. Precious Metals, Chairman Jack Wagenti stated, "Mr. Kugler brings over 50 years of financial administration and development experience to the Board."

Mr. Kugler has served as Executive Vice President and Director of Mirror Image Internet Inc. from October 2000 to his recent departure, where he was responsible for managing financial operations and investor relations for the company.

Prior to joining Mirror Image Internet Inc., since 1992, he was most recently Executive Vice President of the Government Securities Department at Daiwa Securities America Inc. From 1984 to 1992, he served as Executive Vice President and was a Member of the Board of Directors at Drexel Burnham Lambert Inc. and Chairman of Drexel Burnham Lambert Government Securities Inc. From 1977 to 1984 Mr. Kugler was Chairman of the government securities division of Merrill Lynch. Mr. Kugler also served as a General Partner in Fixed Income at Salomon Brothers for 20 years beginning 1957.

Mr. Kugler attended the Baruch School of Business at the City College of New York and received an Honorary Doctorate of Business Administration degree from Hawthorne College at Antrim, N.H. in 1980. He is a member of the Washington Quarterly Roundtable of the Center for Strategic and International Studies of Washington, D.C.

US Precious Metals, Inc. is a gold exploration company operating in Mexico through its wholly owned Mexican subsidiary, U.S. Precious Metals de Mexico. US Precious Metal's common stock is quoted on the OTC Bulletin Board under the symbol "USPR."

Statements contained herein that are not based upon current or historical fact are forward-looking in nature. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. When used herein, the words "anticipate," "believe," "estimate," "plan," "intend" and "expect" and similar expressions, as they relate to U.S. Precious Metals, Inc., or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, such factors, including risk factors, discussed in the Company's Registration Statement on Form SB-2, as amended, and its Annual Report on Form 10-KSB, as amended, for the year ended May 31, 2007. Except as required by the Federal Securities law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements to reflect.

SOURCE: U.S. Precious Metals, Inc.

CONTACT: U.S. Precious Metals, Inc.

                  Jack Kugler, CEO 407-566-9689

                  www.usprgold.com

                  http://www.equitygroups.com/otcbb/uspr.html

Exhibit 99.2     April 25, 2008 Press Release

U.S. Precious Metals Appoints New CFO and Director

CELEBRATION, Fla., Apr 25, 2008 (BUSINESS WIRE) -- U.S. Precious Metals, Inc. (USPR.OB OTCBB) today announced the appointment of Jesus M. Oliveras as Chief Financial Officer and Dr. Daniel Conte as Director. Speaking on behalf of the Board of U.S. Precious Metals, CEO Michael Jack Kugler stated, "Mr. Oliveras will oversee all finance and accounting functions, development of master budget, financial plan, quarterly reports and SEC reporting according to US GAAP accounting standards."

Mr. Oliveras presently is the Controller for International Power Group since 2007. He has been associated in the past with companies such as Ernst & Young, Pueblo International and Citibank. Prior to joining International power, he was the Director of Operations for the Ana G. Mendez University System where he is also adjunct professor in the area of finance and accounting. Mr. Oliveras has also been associated with companies such as Orange County Utilities, Centex Mortgage Company, and Goldstar Products, Inc., where he managed accounting and finance functions. Mr. Oliveras counts with ample experience in the accounting and finance fields, with publicly registered companies with global operations.

Mr. Oliveras attended the Wayne Huizenga School of Business and Entrepreneurship and Nova Southeastern University where he received his Masters in International Business Administration. Mr. Oliveras also attended the Inter American University where he received his Bachelor of Business Administration, Accounting & Finance.

Dr. Conte is Associate Attending Physician at the Hackensack University Medical Center, Hackensack, NJ, and also Associate Attending Physician at St. Mary's Hospital, Passaic, NJ. From 1965 to 2008, Dr. Conte has been Chief Medical Officer for the Garfield Board of Education. Also, Dr. Conte was Chief Medical Examiner for John Hancock and Prudential Insurance from 1982 to 2003. Dr. Conte was member of the Board of Directors of the Towne Center Bank, Lodi, NJ from 2001 to 2003.

Dr. Conte's professional affiliations are: American Osteopathic Association, Bergen Passaic Medical Osteopathic Physicians and Surgeons, American College of Family Practice and New Jersey Association of Osteopathic Physicians and Surgeons.

Dr. Conte attended Villanova University (1953-1957) where he received his Bachelor of Science degree. Dr. Conte also attended Kirksville College of Medicine and Surgery (1959-1963). Dr. Conte served his Internship at the Doctor's Hospital, Columbus, Ohio.

US Precious Metals, Inc. is a gold exploration company operating in Mexico through its wholly owned Mexican subsidiary, U.S. Precious Metals de Mexico. US Precious Metal's common stock is quoted on the OTC Bulletin Board under the symbol "USPR."

Statements contained herein that are not based upon current or historical fact are forward-looking in nature. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. When used herein, the words "anticipate," "believe," "estimate," "plan," "intend" and "expect" and similar expressions, as they relate to U.S. Precious Metals, Inc., or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, such factors, including risk factors, discussed in the Company's Registration Statement on Form SB-2, as amended, and its Annual Report on Form 10-KSB, as amended, for the year ended May 31, 2007. Except as required by the Federal Securities law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements to reflect.

SOURCE: U.S. Precious Metals, Inc.

CONTACT: U.S. Precious Metals, Inc.

                  Jack Kugler, CEO 407-566-9689

                  www.usprgold.com

                  http://ywww.equitygroups.com/otcbb/uspr.html